UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2025

SOUTHLAND HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41090	87-1783910
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1100 Kubota Drive

Grapevine, TX 76051

(Address of Principal Executive Offices) (Zip Code)

(817) 293-4263

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLND	NYSE American LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	SLND WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2025, Southland Holdings, Inc. (the “Company”) appointed Nick Campbell as the Chief Transformation Officer (“CTO”) pursuant to an engagement letter with Meru, LLC (“Meru”) dated as of December 17, 2025. In his capacity as CTO and in accordance with such engagement letter, Mr. Campbell will provide strategic guidance on the Company’s review of financial and operational alternatives to improve the Company’s financial position and create long-term value for its stakeholders, while ensuring alignment with the strategic objectives of the Board of Directors of the Company. In providing guidance to the Company, Mr. Campbell will advise on material and non-ordinary course asset sales, executive compensation matters, and strategic or financial alternatives. In addition, in conjunction with Meru, Mr. Campbell will assist with cash management strategies.

Mr. Campbell has served as a founder and Managing Partner of Meru since it was formed in January 2017 and specializes in assisting companies across a variety of industries in identifying and addressing operational, organizational and financial matters. Although Mr. Campbell will not receive any compensation directly from the Company, pursuant to such engagement letter, the Company will pay Meru an hourly rate and a mutually agreed upon incentive compensation fee.

There are no family relationships between Mr. Campbell and any director or executive officer of the Company. Other than Mr. Campbell’s ownership interest in Meru, with which the Company has entered into the engagement letter, Mr. Campbell has not been party to any transaction with the Company, nor is any such transaction currently proposed, that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2025	SOUTHLAND HOLDINGS, INC.

	By:	/s/ Frank S. Renda
		Name:	Frank S. Renda
		Title:	President and Chief Executive Officer

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